UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 13, 2019 (December 13, 2019)

CHEMUNG FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	0-13888	16-1237038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Chemung Canal Plaza, Elmira, NY 14901
(Address of Principal Executive Offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of exchange on which registered)
Common stock, par value $0.01 per share	CHMG	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note.

On December 13, 2019, Chemung Financial Corporation filed a Current Report on Form 8-K. This Amendment No. 1 on Form 8-K/A amends a typographical error regarding the previously disclosed dividend pay date to January 2, 2020.

Item 8.01. Other Events.

On December 13, 2019, Chemung Financial Corporation (Nasdaq: CHMG) issued a press release announcing the declaration of a cash dividend of $0.26 per share, payable January 2, 2020, to common stock shareholders of record as of the close of business on December 23, 2019.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release of Chemung Financial Corporation dated December 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

Date: December 16, 2019	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer